SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 24, 2002

Charter Communications, Inc.
(Exact name of registrant as specified in its charter)

Delaware
(State or Other Jurisdiction of Incorporation or Organization)

000-27927	43-1857213
(Commission File Number)	(I.R.S. Employer Identification Number)

12405 Powerscourt Drive
St. Louis, Missouri   63131
(Address of principal executive offices including zip code)

(314) 965-0555
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

ITEM 7. EXHIBITS

Exhibit Number	Description
99.1	99.1 Press release dated October 24, 2002. *

* filed herewith

ITEM 9. REGULATION FD DISCLOSURE

On October 24, 2002, Charter Communications, Inc. issued a press release relative to a confidential conference call with its credit facility lenders in which preliminary information on third quarter 2002 revenue, cash flow and revenue generating unit growth was discussed. The entirety of the press release apprearing in Exhibit 99.1 hereto is not filed but is furnished pursuant to Regulation FD.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS:

This Report includes forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended, regarding, among other things, our plans, strategies and prospects, both business and financial. Although we believe that our plans, intentions and expectations reflected in or suggested by these forward-looking statements are reasonable, we cannot assure you that we will achieve or realize these plans, intentions or expectations. Forward-looking statements are inherently subject to risks, uncertainties and assumptions. Many of the forward-looking statements contained in this Report may be identified by the use of forward-looking words such as "believe," "expect," "anticipate," "should," "planned," "will," "may," "intend," "estimated" and "potential," among others. Important factors that could cause actual results to differ materially from the forward-looking statements we make in this Report are set forth in this Report and in reports or documents that we file from time to time with the United States Securities and Exchange Commission or the SEC, and include, but are not limited to: our plans to achieve growth by offering advanced products and services; our anticipated capital expenditures for our upgrades and new equipment and facilities; our ability to fund capital expenditures and any future acquisitions; the effects of governmental regulation on our business; our ability to compete effectively in a highly competitive and changing environment; our ability to sustain basic customers; our ability to obtain programming as needed and at reasonable prices; our ability to continue to do business with existing vendors, particularly high-tech companies that do not have a long operating history; and general business and economic conditions, particularly in light of the uncertainty stemming from the armed conflict related to the September 11, 2001 terrorist activities in the United States.

All forward-looking statements attributable to us or a person acting on our behalf are expressly qualified in their entirety by this cautionary statement. We are under no obligation to update any of the forward-looking statements after the date of this Report to conform these statements to actual results or to changes in our expectations.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Charter Communications, Inc. has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

CHARTER COMMUNICATIONS, INC.,

Registrant

Dated: October 25, 2002

By: /s/ Kent D. Kalkwarf Name: Kent D. Kalkwarf Title: Executive Vice President and Chief Financial Officer (Principal Financial Officer)

EXHIBIT INDEX

Exhibit Number	Description
99.1	99.1 Press release dated October 24, 2002.